Share-based payments	6 Months Ended
Jun. 30, 2013
Share-Based Payments [Abstract]
Share-based Payments
Share-based payments

During the six months ended June 30, 2013, we granted 16,355 shares of stock pursuant to our 2013 Director Equity Plan with weighted average grant date fair value per share of $18.47. Of these shares, 4,265 were issued in connection with our directors' service on the board from January 24, 2013 to our 2013 annual meeting of stockholders and the remaining 12,090 are expected to be issued for their service from the 2013 annual meeting to the 2014 annual meeting of stockholders. As of June 30, 2013, we had an aggregate of $0.2 million of total unrecognized stock-based compensation costs which will be recognized over a weighted average remaining estimated term of 0.92 years.